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Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2) ☐

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota (Address of principal executive offices)	55402 (Zip Code)

Raymond S. Haverstock
U.S. Bank National Association
60 Livingston Avenue
St. Paul, MN 55107
(651) 466-6299
(Name, address and telephone number of agent for service)

Crestwood Midstream Partners LP*
Crestwood Midstream Finance Corp.
(Issuer with respect to the Securities)

Delaware Delaware (State or other jurisdiction of incorporation or organization)	20-1647837 46-1429970 (I.R.S. Employer Identification No.)
700 Louisiana Street, Suite 2550 Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

6.25% Senior Notes Due 2023
Guarantees of 6.25% Senior Notes Due 2023
(Title of the Indenture Securities)

 FORM T-1

*Table of Additional Registrants

Additional Registrants (as Guarantors of 6.25% Senior Notes due 2023)

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Principal Executive Offices
Arlington Storage Company, LLC	Delaware	26-1179687	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Arrow Field Services, LLC	Delaware	27-0472066	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Arrow Midstream Holdings, LLC	Delaware	80-0298512	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Arrow Pipeline, LLC	Delaware	94-3454611	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Arrow Water, LLC	Delaware	27-1000169	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
CMLP Tres Manager LLC	Delaware	47-2136466	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
CMLP Tres Operator LLC	Delaware	47-2136725	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Cowtown Gas Processing Partners L.P.	Texas	86-1165664	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Cowtown Pipeline Partners L.P.	Texas	86-1165661	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Appalachia Pipeline LLC	Texas	45-4102847	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Arkansas Pipeline LLC	Texas	27-5413868	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Crude Logistics LLC	Delaware	30-0585080	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Crude Services LLC	Delaware	46-5595720	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Crude Terminals LLC	Delaware	27-4762190	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Crude Transportation LLC	Delaware	38-3927716	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Principal Executive Offices
Crestwood Dakota Pipelines LLC	Delaware	27-4761975	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Gas Marketing LLC	Delaware	70-620818	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Gas Services Operating GP LLC	Delaware	39-2051802	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Gas Services Operating LLC	Delaware	39-2051803	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Marcellus Midstream LLC	Delaware	45-4623727	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Marcellus Pipeline LLC	Delaware	45-4622133	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Midstream Operations LLC	Delaware	37-1709059	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood New Mexico Pipeline LLC	Texas	27-5328296	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Ohio Midstream Pipeline LLC	Delaware	46-2279892	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Operations LLC	Delaware	45-5233794	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Panhandle Pipeline LLC	Texas	27-5413782	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Pipeline East LLC	Delaware	27-1995912	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Pipeline LLC	Texas	27-5413970	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Sabine Pipeline LLC	Texas	26-4566870	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Sales & Service Inc.	Delaware	43-1931522	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Services LLC	Delaware	37-1692565	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood Storage Inc.	Delaware	20-3143861	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Principal Executive Offices
Crestwood Transportation LLC	Delaware	43-1905384	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Crestwood West Coast LLC	Delaware	38-3875473	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
E. Marcellus Asset Company, LLC	Delaware	46-2362188	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Finger Lakes LPG Storage, LLC	Delaware	20-3143796	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Sabine Treating, LLC	Texas	27-1183772	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Stagecoach Pipeline & Storage Company LLC	New York	76-0519844	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
Stellar Propane Service, LLC	Delaware	86-1123848	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200
US Salt, LLC	Delaware	59-3525498	700 Louisiana Street, Suite 2550 Houston, Texas 77002 (832) 519-2200

Item 1.    GENERAL INFORMATION.    Furnish the following information as to the Trustee.

    a)
    Name and address of each examining or supervising authority to which it is subject.

        Comptroller of the Currency
        Washington, D.C.

    b)
    Whether it is authorized to exercise corporate trust powers.

        Yes

Item 2.    AFFILIATIONS WITH OBLIGOR.    If the obligor is an affiliate of the Trustee, describe each such affiliation.

        None

Items 3-15    Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.    LIST OF EXHIBITS:    List below all exhibits filed as a part of this statement of eligibility and qualification.

    1.
    A copy of the Articles of Association of the Trustee.*

    2.
    A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

    3.
    A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

    4.
    A copy of the existing bylaws of the Trustee.**

    5.
    A copy of each Indenture referred to in Item 4. Not applicable.

    6.
    The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

    7.
    Report of Condition of the Trustee as of December 31, 2015 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*
Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

**
Incorporated by reference to Exhibit 25.1 to registration statement on form S-3ASR, Registration Number 333-199863 filed on November 5, 2014.

 SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 7th of March, 2016.

By:	/s/ RAYMOND S. HAVERSTOCK Raymond S. Haverstock Vice President

 Exhibit 2

Office of the Comptroller of the Currency

Washington, DC 20219

CERTIFICATE OF CORPORATE EXISTENCE

I, Thomas J. Curry, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. "U.S. Bank National Association," Cincinnati, Ohio (Charter No. 24), is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this certificate.

IN TESTIMONY WHEREOF, today, December 4, 2015, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

Comptroller of the Currency

 Exhibit 3

Office of the Comptroller of the Currency

Washington, DC 20219

CERTIFICATION OF FIDUCIARY POWERS

I, Thomas J. Curry, Comptroller of the Currency, do hereby certify that:

1. The Office of the Comptroller of the Currency, pursuant to Revised Statutes 324, et seq, as amended, and 12 USC 1, et seq, as amended, has possession, custody, and control of all records pertaining to the chartering, regulation, and supervision of all national banking associations.

2. "U.S. Bank National Association," Cincinnati, Ohio (Charter No. 24), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 USC 92a, and that the authority so granted remains in full force and effect on the date of this certificate.

IN TESTIMONY WHEREOF, today, December 4, 2015, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the U.S. Department of the Treasury, in the City of Washington, District of Columbia.

Comptroller of the Currency

 Exhibit 6

CONSENT

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: March 7th 2016

By:	/s/ RAYMOND S. HAVERSTOCK Raymond S. Haverstock Vice President

 Exhibit 7

U.S. Bank National Association
Statement of Financial Condition
As of 12/31/2015

($000's)

12/31/2015
Assets
Cash and Balances Due From Depository Institutions	$11,116,460
Securities	105,221,515
Federal Funds	66,242
Loans & Lease Financing Receivables	259,137,459
Fixed Assets	4,356,531
Intangible Assets	13,140,000
Other Assets	24,420,027

Total Assets	$417,458,234
Liabilities
Deposits	$310,443,288
Fed Funds	1,617,316
Treasury Demand Notes	0
Trading Liabilities	989,983
Other Borrowed Money	46,198,790
Acceptances	0
Subordinated Notes and Debentures	3,150,000
Other Liabilities	12,012,892

Total Liabilities	$374,412,269
Equity
Common and Preferred Stock	18,200
Surplus	14,266,400
Undivided Profits	27,904,230
Minority Interest in Subsidiaries	857,135

Total Equity Capital	$43,045,965
Total Liabilities and Equity Capital	$417,458,234

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FORM T-1 *Table of Additional Registrants Additional Registrants (as Guarantors of 6.25% Senior Notes due 2023)
  Item 1. GENERAL INFORMATION . Furnish the following information as to the Trustee.
  Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
  Items 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.
  Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.
SIGNATURE
Exhibit 2
Exhibit 3
Exhibit 6
CONSENT
Exhibit 7 U.S. Bank National Association Statement of Financial Condition As of 12/31/2015 ($000's)